UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant To Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.        )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12
CADENCE DESIGN SYSTEMS, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

CADENCE DESIGN SYSTEMS, INC.
2655 SEELY AVENUE, SAN JOSE, CALIFORNIA 95134
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting
to Be Held on Wednesday, May 13, 2009
The Proxy Statement, Annual Report and other proxy materials are available at:
http://bnymellon.mobular.net/bnymellon/cdns

BAR CODE RESTRICTED AREA

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 1, 2009 to facilitate timely delivery.

Dear Stockholder:
     The 2009 Annual Meeting of Stockholders of Cadence Design Systems, Inc. will be held at the offices of Cadence Design Systems, Inc. (the “Company”) located at 2655 Seely Avenue, Building 10, San Jose, California 95134, on Wednesday, May 13, 2009, at 1:00 p.m. Pacific time.
     Proposals to be considered at the Annual Meeting:
(1)	To elect directors to serve until the 2010 Annual Meeting of Stockholders of the Company;

(2)	To approve an amendment to the Company’s Amended and Restated Employee Stock Purchase Plan;

(3)	To ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 2, 2010; and

(4)	To transact such other business as may properly come before the meeting or any adjournment or postponment thereof.
The Board of Directors of the Company recommends a vote “FOR” Items 1, 2 and 3.
The Board of Directors of the Company has fixed the close of business on March 17, 2009 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the 2009 Annual Meeting of Stockholders and at any adjournment or postponement thereof.
CONTROL NUMBER
ê

You may vote your proxy
when you view the materials on the Internet.
You will be asked to enter this 11-digit control number

è

Stockholders of record as of the Record Date are cordially invited and encouraged to attend the 2009 Annual Meeting of Stockholders of Cadence Design Systems, Inc.
To receive directions to this Annual Meeting, please visit our corporate website at http://www.cadence.com.
Meeting Location:
Cadence Design Systems, Inc.
2655 Seely Avenue, Building 10
San Jose, California 95134
The following materials are available for you to review online:
•	the Company’s 2009 Proxy Statement (including all attachments thereto);

•	the Proxy Card;

•	the Company’s Annual Report for the fiscal year ended January 3, 2009 (which is not incorporated into the proxy soliciting materials); and

•	any amendments to the foregoing materials that are required to be furnished to stockholders.
To request a paper copy of the proxy materials: (you must reference your 11-digit control number)
Telephone: 1-888-313-0164 (outside of the U.S. and Canada call 1-201-680-6688)
Email: shrrelations@bnymellon.com
Internet: http://bnymellon.mobular.net/bnymellon/cdns
ACCESSING YOUR PROXY MATERIALS ONLINE
YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST
A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY
ELECTRONICALLY OR BY TELEPHONE.
The Proxy Materials for Cadence Design Systems, Inc. are available to review at:
http://bnymellon.mobular.net/bnymellon/cdns
Have this notice available when you request a PAPER copy of the proxy materials, when you want to view your proxy materials online
OR WHEN YOU WANT TO VOTE YOUR PROXY
ELECTRONICALLY OR BY TELEPHONE.

VOTE BY INTERNET OR THE PHONE
Use the Internet or call the number provided to vote your shares.
Have this card in hand when you access the above website.
On the top right hand side of the website click on “Vote Now” to access the electronic proxy card and vote your shares or call the number provided on the website to vote your shares by telephone.